SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 4, 2009

ANOTEROS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-52561	88-0368849
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

2445 Fifth Ave. Suite 440 San Deigo, CA 92101
(Address of principal executive offices)

619-239-2900
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Anoteros, Inc.

From 8-K

Current Report

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 4, 2009, the Board of Directors of Anoteros, Inc. (the “Company”) appointed Ms. Jennifer Karlovsky as a member of the Company’s Board of Directors. Ms. Karlovsky accepted such appointment. The Board took the foregoing actions by unanimous written consent.

Ms. Jennifer Karlovsky - Most recently, Ms. Karlovsky served as a member of the board of directors of Endeavor Power Corp. a publically traded company. Additionally, Ms. Karlovsky served as the interim President, Treasurer and Secretary of Endeavor Power Corp. During her time with Endeavor Power Corp., Ms. Karlovsky guided the Company through its annual meeting and assisted in the acquisition of a working interest in an operational oil and gas lease located in Oklahoma.  Prior to this, Ms. Karlovsky was engaged as a Financial Administrator overseeing the project accounting, contracting and revenue assurance for a company in the health care services industry. Ms. Karlovsky services include assisting companies with complex financial analysis and accounting matters, the review and analysis of various facets of contracting procedures, financial planning and seamless integration, of both eternal and external corporate operations. She has also had significant direct engagement with service providers on multi-million dollar projects in the health care industry. Prior to this, Ms. Karlovsky served as the vice president of operations for a privately held company. She received her liberal arts degree from Northern Illinois University in 2000.

Item 3.02. Unregistered Sales of Equity Securities

On May 4, 2009, in conjunction with the appointment of Jennifer Karlovsky as a director, the Company authorized the issuance of 75,000 restricted shares of common stock to Ms. Karlovsky.  No underwriters were used. The securities were issued pursuant to an exemption from registration provided under Section 4(2) of the Securities Act of 1933.

Additionally, on May 4, 2009, the Company authorized the issuance of 207,516 restricted shares of common stock in consideration of the capital contribution of $20,751 through the conversion of the unpaid legal fees due and owing to Chachas Law Group P.C.  Of these shares, 153,561 shares were issued to George G. Chachas, the principal of Chachas Law Group P.C. and also the founder, a director and the sole officer of the Company, and 53,955 shares were issued to J. Anthony Rolfe, an associate of Chachas Law Group P.C.  No underwriters were used. The securities were issued pursuant to an exemption from registration provided under Section 4(2) of the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Anoteros, Inc.

Dated: May 5, 2009

/s/ George G. Chachas

By: George G. Chachas

Its:  President

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